ABERDEEN FUNDS

Aberdeen Optimal Allocations Fund: Defensive

Aberdeen Optimal Allocations Fund: Moderate

Aberdeen Optimal Allocations Fund: Moderate Growth

Aberdeen Optimal Allocations Fund: Growth

Aberdeen Optimal Allocations Fund: Specialty

(each, a "Fund" and collectively, the "Funds")

Supplement to the Funds' Statutory Prospectus and Statement of Additional Information dated February 27, 2012, as supplemented to date

On September 24, 2012, the Aberdeen Optimal Allocations Fund: Defensive was reorganized into the Aberdeen Optimal Allocations Fund: Moderate and the Aberdeen Optimal Allocations Fund: Growth was reorganized into the Aberdeen Optimal Allocations Fund: Moderate Growth.

Effective upon the closing of the reorganizations, the name of the Aberdeen Optimal Allocations Fund: Moderate was changed to the Aberdeen Diversified Income Fund and the name of the Aberdeen Optimal Allocations Fund: Moderate Growth was changed to Aberdeen Dynamic Allocation Fund.

In addition, effective September 24, 2012, the name of the Aberdeen Optimal Allocations Fund: Specialty was changed to the Aberdeen Diversified Alternatives Fund.

Effective September 24, 2012, all references to the Funds are hereby deleted. For information about the Funds' investment objectives, investment strategies and investment risks, please reference the Funds' Summary Prospectuses, Statutory Prospectus and Statement of Additional Information dated September 24, 2012.

THIS SUPPLEMENT IS DATED SEPTEMBER 24, 2012.

Please keep this Supplement for future reference.